Exhibit 99.1

NEWS RELEASE
Contact: Martina Bar Kochva	48 South Service Road Melville, NY 11747 (631) 465-3600

PARK ELECTROCHEMICAL CORP. REPORTS FOURTH QUARTER AND

FISCAL YEAR RESULTS

An investor presentation will be available on the Company's web site at

https://parkelectro.com/shareholders/investor-conference-calls/

Melville, New York, Friday, May 17, 2019…..Park Electrochemical Corp. (NYSE-PKE) reported results for the 2019 fiscal year fourth quarter and year ended March 3, 2019. As previously reported, Park completed the sale of its Electronics Business to AGC Inc. on December 4, 2018. Therefore, the results of operations for the Electronics Business are reported as discontinued operations. Continuing operations discussed below refer to Park’s Aerospace Business unless otherwise indicated, and prior periods in such discussion have been restated to reflect results excluding the Electronics Business. It is important to note that the fourth quarter ended March 3, 2019 was a 14-week period compared to the fourth quarter ended February 25, 2018, which was a 13-week period. In addition, the fiscal year ended March 3, 2019 was a 53-week period compared to the fiscal year ended February 25, 2018, which was a 52-week period.

A live audio webcast, along with the presentation materials, will be available at https://parkelectro.com/shareholders/investor-conference-calls/. An archive replay will also be available at the same link for one year. Presentation materials will also be available at approximately 9:00 A.M. EDT today at https://parkelectro.com/shareholders/investor-conference-calls/ and on the Company’s website at www.parkelectro.com under “Investor Conference Calls” on the “Shareholders” page.

Continuing Operations:

Park reported net sales from continuing operations of $16,659,000 for the 2019 fiscal year fourth quarter ended March 3, 2019 compared to net sales from continuing operations of $9,920,000 for the 2018 fiscal year fourth quarter ended February 25, 2018 and net sales from continuing operations of $12,853,000 for the 2019 fiscal year third quarter ended November 25, 2018. Park’s net sales from continuing operations for the fiscal year ended March 3, 2019 were $51,116,000 compared to net sales from continuing operations of $40,230,000 for the fiscal year ended February 25, 2018.

Net earnings from continuing operations for the 2019 fiscal year fourth quarter were $1,588,000 compared to $17,197,000 for the 2018 fiscal year fourth quarter and $2,078,000 for the 2019 fiscal year third quarter. Net earnings from continuing operations were $6,306,000 for the current fiscal year compared to $18,472,000 for last fiscal year.

Net earnings from continuing operations before special items for the 2019 fiscal year fourth quarter were $3,944,000 compared to $659,000 for the 2018 fiscal year fourth quarter and $2,078,000 for the 2019 fiscal year third quarter. Net earnings from continuing operations before special items were $7,874,000 for the current fiscal year compared to $1,934,000 for last fiscal year. EBITDA from continuing operations for the 2019 fiscal year fourth quarter was $4,251,000 compared to EBITDA from continuing operations before special items of $1,338,000 for the 2018 fiscal year fourth quarter and EBITDA from continuing operations of $2,948,000 for the 2019 fiscal year third quarter. EBITDA from continuing operations was $10,248,000 for the current fiscal year compared to $4,704,000 for last fiscal year.

In the 2019 fiscal year fourth quarter, the Company recorded a one-time tax charge of $788,000 related to the Tax Cuts and Jobs Act enacted in December 2017. Additionally, in the 2019 fiscal year fourth quarter, the Company recorded a pre-tax loss on the sales of marketable securities of $1,498,000 and a pre-tax stock option modification charge of $528,000. The loss on the sales of marketable securities was in connection with the liquidation of securities to fund a special cash dividend of $4.25 per share paid in February 2019. The stock option modification charge related to a reduction in the exercise prices of previously granted employee stock options resulting from the special dividend paid in February 2019.

In the 2018 fiscal year fourth quarter, the Company recorded a one-time tax benefit of $18,157,000 related to the Tax Cuts and Jobs Act enacted in December 2017. Additionally, in the 2018 fiscal year fourth quarter, the Company recorded pre-tax restructuring charges of $146,000, a pre-tax loss on the sales of marketable securities of $1,342,000, pre-tax deferred financing costs of $144,000 related to the early termination of the HSBC Bank Credit Agreement and a pre-tax stock option modification charge of $513,000. The restructuring charges related to the closure of the Company’s facility in Waterbury, Connecticut. The loss on the sales of marketable securities was in connection with the liquidation of securities to repatriate overseas funds to pay off the HSBC loan of $68,500,000 and to pay a special cash dividend of $3.00 per share in February 2018. The stock option modification charge related to a reduction in the exercise prices of previously granted employee stock options resulting from the special dividend paid in February 2018.

Pre-tax earnings from continuing operations were $2,926,000 for the 2019 fiscal year fourth quarter compared to a pre-tax loss from continuing operations of $1,403,000 for the 2018 fiscal year fourth quarter and pre-tax earnings from continuing operations of $2,694,000 for the 2019 fiscal year third quarter. Pre-tax earnings from continuing operations were $8,097,000 for the fiscal year ended March 3, 2019 compared to $310,000 for last fiscal year.

Pre-tax earnings from continuing operations before special items were $4,952,000 for the 2019 fiscal year fourth quarter compared to $742,000 for the 2018 fiscal year fourth quarter and $2,694,000 for the 2019 fiscal year third quarter. Pre-tax earnings from continuing operations before special items were $10,123,000 for the fiscal year ended March 3, 2019 compared to $2,455,000 for last fiscal year.

Park reported basic and diluted earnings per share from continuing operations of $0.08 for the 2019 fiscal year fourth quarter compared to $0.85 for the 2018 fiscal year fourth quarter and $0.10 for the 2019 fiscal year third quarter. Basic and diluted earnings per share from continuing operations before special items were $0.19 for the 2019 fiscal year fourth quarter compared to $0.03 for the 2018 fiscal year fourth quarter and $0.10 for the 2019 fiscal year third quarter.

Park reported basic and diluted earnings per share from continuing operations of $0.31 for the 2019 fiscal year compared to $0.91 for the 2018 fiscal year. Basic and diluted earnings per share from continuing operations before special items were $0.39 for the 2019 fiscal year compared to $0.10 for 2018 fiscal year.

***

The Company will conduct a conference call to discuss its financial results at 11:00 a.m. EDT today. Forward-looking and other material information may be discussed in this conference call. The conference call dial-in number is (844) 466-4114 in the United States and Canada and (765) 507-2654 in other countries and the required passcode is 6645627.

For those unable to listen to the call live, a conference call replay will be available from approximately 2:00 p.m. EDT today through 11:59 p.m. EDT on Thursday, May 23, 2019. The conference call replay can be accessed by dialing (855) 859-2056 in the United States and Canada and (404) 537-3406 in other countries and entering passcode 6645627 or on the Company's web site at www.parkelectro.com/investor/investor.html.

Any additional material financial or statistical data disclosed in the conference call, including the investor presentation, will also be available at the time of the conference call on the Company's web site at www.parkelectro.com/investor/investor.html.

Park believes that an evaluation of its ongoing operations would be difficult if the disclosure of its operating results were limited to accounting principles generally accepted in the United States of America (“GAAP”) financial measures, which include special items, such as one-time tax benefits, restructuring and facility closure costs, losses on sales of marketable securities, deferred financing charges, stock option modification charges, and EBITDA. Accordingly, in addition to disclosing its operating results determined in accordance with GAAP, Park discloses non-GAAP measures including EBITDA and operating results that exclude special items in order to assist its shareholders and other readers in assessing the Company’s operating performance, since the Company’s on-going, normal business operations do not include such special items. The detailed operating information presented below includes a reconciliation of the non-GAAP operating results before special items to earnings determined in accordance with GAAP and a reconciliation of GAAP pre-tax earnings to EBITDA. Such non-GAAP financial measures are provided to supplement the results provided in accordance with GAAP.

Park Electrochemical Corp. is an Aerospace Company which develops and manufactures solution and hot-melt advanced composite materials used to produce composite structures for the global aerospace markets. Park’s advanced composite materials include film adhesives (undergoing qualification) and lightning strike materials. Park offers an array of composite materials specifically designed for hand lay-up or automated fiber placement (AFP) manufacturing applications. Park’s advanced composite materials are used to produce primary and thirdary structures for jet engines, large and regional transport aircraft, military aircraft, Unmanned Aerial Vehicles (UAVs commonly referred to as “drones”), business jets, general aviation aircraft and rotary wing aircraft. Park also offers specialty ablative materials for rocket motors and nozzles and specially designed materials for radome applications. As a complement to Park’s advanced composite materials offering, Park designs and fabricates composite parts, structures and assemblies and low volume tooling for the aerospace industry. Target markets for Park’s composite parts and structures (which include Park’s patented composite Sigma Strut and Alpha Strut product lines) are, among others, prototype and development aircraft, special mission aircraft, spares for legacy military and civilian aircraft and exotic spacecraft. Park’s objective is to do what others are either unwilling or unable to do. When nobody else wants to do it because it is too difficult, too small or too annoying, sign us up.

Additional corporate information is available on the Company’s web site at www.parkelectro.com

Performance table, including non-GAAP information (in thousands, except per share amounts –unaudited):

	14 Weeks Ended	13 Weeks Ended		53 Weeks Ended	52 Weeks Ended
	March 3, 2019	February 25, 2018	November 25, 2018	March 3, 2019	February 25, 2018
Sales	$16,659	$9,920	$12,853	$51,116	$40,230

Net Earnings before Special Items[1]	$3,944	$659	$2,078	$7,874	$1,934
Special Items, Net of Tax:
Stock Option Modifications	(408)	(322)	-	(408)	(322)
Restructuring Charges	-	(92)	-	-	(92)
Loss on Sales of Marketable Securities	(1,160)	(1,114)	-	(1,160)	(1,114)
Acceleration of Deferred Financing Costs	-	(91)	-	-	(91)
Tax Cut and Jobs Act	(788)	18,157	-	-	18,157
Net Earnings from Continuing Operations	$1,588	$17,197	$2,078	$6,306	$18,472
Earnings from Discontinued Operations, Net of Tax	$102,398	$768	$1,613	$107,239	$2,123
Net Earnings	$103,986	$17,965	$3,691	$113,545	$20,595

Basic Earnings per Share:
Basic Earnings before Special Items[1]	$0.19	$0.03	$0.10	$0.39	$0.10
Special Items:
Stock Option Modifications	(0.02)	(0.02)	-	(0.02)	(0.02)
Restructuring Charges	-	-	-	-	-
Loss on Sales of Marketable Securities	(0.05)	(0.06)	-	(0.06)	(0.06)
Acceleration of Deferred Financing Costs	-	-	-	-	-
Tax Cut and Jobs Act	(0.04)	0.90	-	-	0.89
Basic Earnings per Share from Continuing Operations	$0.08	$0.85	$0.10	$0.31	$0.91
Basic Earnings per Share from Discontinued Operations	5.02	0.04	0.08	5.29	0.11
Basic Earnings per Share	$5.10	$0.89	$0.18	$5.60	$1.02

Diluted Earnings before Special Items[1]	$0.19	$0.03	$0.10	$0.39	$0.10
Special Items:
Stock Option Modifications	(0.02)	(0.02)	-	(0.02)	(0.02)
Restructuring Charges	-	-	-	-	-
Loss on Sales of Marketable Securities	(0.05)	(0.05)	-	(0.06)	(0.06)
Acceleration of Deferred Financing Costs	-	-	-	-	-
Tax Cut and Jobs Act	(0.04)	0.89	-	-	0.89
Diluted Earnings per Share from Continuing Operations	$0.08	$0.85	$0.10	$0.31	$0.91
Diluted Earnings per Share from Discontinued Operations	4.99	0.04	0.08	5.26	0.11
Diluted Earnings per Share	$5.07	$0.89	$0.18	$5.57	$1.02

Weighted Average Shares Outstanding:
Basic	20,370	20,238	20,278	20,288	20,237
Diluted	20,501	20,311	20,352	20,385	20,267

1 Refer to "Reconciliation of non-GAAP financial measures" below for information regarding Special Items.

Comparative balance sheets (in thousands except per share information):

	March 3, 2019	February 25, 2018
	(unaudited)	(Note 1)
Assets
Current Assets
Cash and Marketable Securities	$151,624	$108,231
Accounts Receivable, Net	9,352	6,961
Inventories	5,267	3,955
Prepaid Expenses and Other Current Assets	1,690	1,473
Current Assets - Discontinued Operations	-	20,648
Total Current Assets	167,933	141,268

Fixed Assets, Net	10,791	9,805
Other Assets	10,127	10,188
Non Current Assets - Discontinued Operations	-	8,885
Total Assets	$188,851	$170,146

Liabilities and Shareholders' Equity
Current Liabilities
Accounts Payable	$3,169	$1,825
Accrued Liabilities	2,920	1,022
Income Taxes Payable	5,066	1,456
Current Liabilities - Discontinued Operations	-	7,924
Total Current Liabilities	11,155	12,227

Noncurrent Income Taxes Payable	17,669	20,364
Deferred Income Taxes	-	1,133
Other Liabilities	1,016	314
Noncurrent Liabilities - Discontinued Operations	-	847
Total Liabilities	29,840	34,885

Shareholders’ Equity	159,011	135,261
Total Liabilities and Shareholders' Equity	$188,851	$170,146

Additional information
Equity per Share	$7.84	$6.68

(Note 1) - These amounts have not been audited and are based on the audited financial statements.

Comparative statements of operations (in thousands – unaudited):

	14 Weeks Ended	13 Weeks Ended		53 Weeks Ended	52 Weeks Ended

	March 3, 2019	February 25, 2018	November 25, 2018	March 3, 2019	February 25, 2018

Net Sales	$16,659	$9,920	$12,853	$51,116	$40,230

Cost of Sales	10,756	7,102	8,569	34,932	28,942

Gross Profit	5,903	2,818	4,284	16,184	11,288
% of net sales	35.4%	28.4%	33.3%	31.7%	28.1%

Selling, General & Administrative Expenses	2,768	2,673	1,983	8,968	9,862
% of net sales	16.6%	26.9%	15.4%	17.5%	24.5%

Restructuring Charges	-	146	-	-	146

Earnings from Operations	3,135	(1)	2,301	7,216	1,280

Interest:
Interest Income	1,289	407	393	2,379	2,641

Loss on Sales of Marketable Securities	(1,498)	(1,342)	-	(1,498)	(1,342)

Interest Expense	-	467	-	-	2,269

Net Interest and Other Income	(209)	(1,402)	393	881	(970)

Earnings/(Loss) before Income Taxes	2,926	(1,403)	2,694	8,097	310

Income Tax Provision/(Benefit)	1,338	(18,600)	616	1,791	(18,162)

Net Earnings from continuing operations	1,588	17,197	2,078	6,306	18,472
% of net sales	9.5%	173.4%	16.2%	12.3%	45.9%

Earnings from discontinued operations, net of tax	102,398	768	1,613	107,239	2,123

Net Earnings	$103,986	$17,965	$3,691	$113,545	$20,595
% of net sales	624.2%	181.1%	28.7%	222.1%	51.2%

Reconciliation of non-GAAP financial measures (in thousands – unaudited):

	14 Weeks Ended March 3, 2019			13 Weeks Ended February 25, 2018			13 Weeks Ended November 25, 2018
	GAAP	Specials Items	Before Special Items	GAAP	Specials Items	Before Special Items	GAAP	Specials Items	Before Special Items

Selling, General & Administrative Expenses	$2,768	$(528)	$2,240	$2,673	$(513)	$2,160	$1,983	$-	$1,983
% of net sales	16.6%		13.4%	26.9%		21.8%	15.4%		15.4%

Restructuring Charges	-	-	-	146	(146)	-	-	-	-
% of net sales	0.0%		0.0%	1.5%		0.0%	0.0%		0.0%

Earnings from Operations	3,135	528	3,663	(1)	659	658	2,301	-	2,301
% of net sales	18.8%		22.0%	0.0%		6.6%	17.9%		17.9%

Interest Income	1,289	-	1,289	407	-	407	393	-	393
% of net sales	7.7%		7.7%	4.1%		4.1%	3.1%		3.1%

Loss on Sales of Marketable Securities	(1,498)	1,498	-	(1,342)	1,342	-	-	-	-
% of net sales	-9.0%		0.0%	-13.5%		0.0%	0.0%		0.0%

Interest Expense	-	-	-	467	(144)	323	-	-	-
% of net sales	0.0%		0.0%	4.7%		3.3%	0.0%		0.0%

Net Interest and Other Income	(209)	1,498	1,289	(1,402)	1,486	84	393	-	393
% of net sales	-1.3%		7.7%	-14.1%		0.8%	3.1%		3.1%

Earnings/(Loss) before Income Taxes	2,926	2,026	4,952	(1,403)	2,145	742	2,694	-	2,694
% of net sales	17.6%		29.7%	-14.1%		7.5%	21.0%		21.0%

Income Tax Provision/(Benefit)	1,338	(330)	1,008	(18,600)	18,683	83	616		616
Effective Tax Rate	45.7%		20.4%	1325.7%		11.2%	22.9%		22.9%

Net Earnings from continuing operations	1,588	2,356	3,944	17,197	(16,538)	659	2,078	-	2,078
% of net sales	9.5%		23.7%	173.4%		6.6%	16.2%		16.2%

Earnings from discontinued operations, net of tax	102,398	(102,128)	270	768	545	1,313	1,613	(1,565)	48
% of net sales	614.7%		1.6%	7.7%		13.2%	12.5%		0.4%

Net Earnings	103,986	(99,772)	4,214	17,965	(15,993)	1,972	3,691	(1,565)	2,126
% of net sales	624.2%		25.3%	181.1%		19.9%	28.7%		16.5%

Earnings from Operations			3,663			658			2,301
Addback non-cash expenses:
Depreciation			462			457			453
Stock Option Expense			126			223			194
EBITDA			4,251			1,338			2,948

Reconciliation of non-GAAP financial measures (in thousands – unaudited) continued:

	53 Weeks Ended March 3, 2019			52 Weeks Ended February 25, 2018

	GAAP	Specials Items	Before Special Items	GAAP	Specials Items	Before Special Items
Selling, General & Administrative Expenses	$8,968	$(528)	$8,440	$9,862	$(513)	$9,349
% of net sales	17.5%		16.5%	24.5%		23.2%

Restructuring Charges	-	-	-	146	(146)	-
% of net sales	0.0%		0.0%	0.4%		0.0%

Earnings from Operations	7,216	528	7,744	1,280	659	1,939
% of net sales	14.1%		15.1%	3.2%		4.8%

Interest Income	2,379		2,379	2,641	-	2,641
% of net sales	4.7%		4.7%	6.6%		6.6%

Loss on Sales of Marketable Securities	(1,498)	1,498	-	(1,342)	1,342	-
% of net sales	-2.9%		0.0%	-3.3%		0.0%

Interest Expense	-	-	-	2,269	(144)	2,125
% of net sales	0.0%		0.0%	5.6%		5.3%

Net Interest and Other Income	881	1,498	2,379	(970)	1,486	516
% of net sales	1.7%		4.7%	-2.4%		1.3%

Earnings before Income Taxes	8,097	2,026	10,123	310	2,145	2,455
% of net sales	15.8%		19.8%	0.8%		6.1%

Income Tax Provision	1,791	458	2,249	(18,162)	18,683	521
Effective Tax Rate	22.1%		22.2%	-5858.7%		21.2%

Net Earnings from continuing operations	6,306	1,568	7,874	18,472	(16,538)	1,934
% of net sales	12.3%		15.4%	45.9%		4.8%

Earnings from discontinued operations, net of tax	107,239	(103,203)	4,036	2,123	3,873	5,996
% of net sales	209.8%		7.9%	5.3%		14.9%

Net Earnings	113,545	(101,635)	11,910	20,595	(12,665)	7,930
% of net sales	222.1%		23.3%	51.2%		19.7%

Earnings from Operations			7,744			1,939
Addback non-cash expenses:
Depreciation			1,784			1,833
Stock Option Expense			720			932
EBITDA			10,248			4,704